EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered) 11-12005(PJW)
Reporting Period: November 1 – November 30, 2011
Federal Tax I.D. # 47-0549819

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

	September 30,	September 30,	September 30,
DOCUMENTS	Form No.	Document Attached	Explanation Attached

Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x	x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Barry S. Major	December 30, 2011
Signature of Authorized Individual*	Date

Barry S. Major
Printed Name of Authorized Individual

Chief Operating Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.

MOR1a

Disbursements

November 2011

	September 30,	September 30,	September 30,
Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	25,077,277
Specialty Books, Inc.	11-12007	75-3044807	283
NBC Textbooks, LLC	11-12004	20-1831425	21,834,088
College Bookstores of America, Inc.	11-12009	36-3309518	6,676,382
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	50,000

Total			$53,638,030

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.

MOR1b

Account Balances

November 2011

September 30,
Last 4 digits of Account Number	Book Balance November 30, 2011

Main Corporate Accounts
7107	$89,564,016
3259	(1,635,814)
0248	350,000
5099	5,230
9988	671
7131	6,890
8027	(1,994)
7107	(1,150,603)

Change Fund	5,484,535

Aggregate individual bookstore accounts	5,809,793 (1)

$98,432,724

(1)	Individual bookstore accounts are swept periodically into the corporate account.

December 30, 2011

Office of the United States Trustee

Subject: November Monthly Operating Report Attestation Regarding Bank Account Reconciliations

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Amanda L. Towne
Name: Amanda L. Towne Position: Chief Accounting Officer

Sworn to and Subscribed

before me on this 30th

day of December, 2011

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR 2

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE EIGHT MONTHS ENDED NOVEMBER 30, 2011

(UNAUDITED)

	September 30,		September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	CONSOLIDATED NBC ACQUIS CORP		ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC

REVENUES, net of returns	$349,751,394	A	$(28,686,570)	$—	$196,600,001	$89,784,345	$6,117,203	$81,696,198	$4,125,992	$114,225

COSTS OF SALES (exclusive of depreciation shown below)	214,790,510		(28,829,909)	—	125,790,122	56,034,100	2,448,514	56,671,568	2,580,919	95,196

Gross profit	134,960,884	A	143,339	—	70,809,879	33,750,245	3,668,689	25,024,630	1,545,073	19,029

OPERATING EXPENSES:
Selling, general and administrative	114,752,271		143,339	—	81,238,074	11,229,513	2,300,851	18,857,901	967,537	15,056
Depreciation	5,308,012		—	—	4,044,016	494,607	6,310	744,438	18,641	—
Amortization	5,375,933		—	—	1,136,908	3,572,524	—	597,337	69,164	—
Impairment	122,638,927		—	—	106,726,036	—	—	15,912,891	—	—
Stock-based compensation	23,187		—	—	23,187	—	—	—	—	—
Intercompany administrative charge	—		—	—	(5,892,700)	2,516,300	124,800	3,165,600	86,000	—

	248,098,330		143,339	—	187,275,521	17,812,944	2,431,961	39,278,167	1,141,342	15,056

INCOME (LOSS) FROM OPERATIONS	(113,137,446)		—	—	(116,465,642)	15,937,301	1,236,728	(14,253,537)	403,731	3,973

OTHER EXPENSES—INCOME:
Interest expense	28,136,907		—	2,082,725	26,053,888	158	130	—	6	—
Interest income	14,476		—	—	320	—	—	13,692	464	—

	28,122,431		—	2,082,725	26,053,568	158	130	(13,692)	(458)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(141,259,877)		—	(2,082,725)	(142,519,210)	15,937,143	1,236,598	(14,239,845)	404,189	3,973

REORGANIZATION ITEMS	18,013,839		—	—	18,013,839	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(159,273,716)		—	(2,082,725)	(160,533,049)	15,937,143	1,236,598	(14,239,845)	404,189	3,973

INCOME TAX EXPENSE (BENEFIT)	(29,609,000)		—	(10,000)	(30,815,000)	5,856,000	454,000	(5,243,000)	149,000	—

NET INCOME (LOSS)	$(129,664,716)		$—	$(2,072,725)	$(129,718,049)	$10,081,143	$782,598	$(8,996,845)	$255,189	$3,973

A	Deferred rental revenue and gross profit as of November 30, 2011 are $3,306,781 and $1,655,437, respectively.

Nebraska Book Company, Inc., et al.

MOR 3

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED BALANCE SHEETS

NOVEMBER 30, 2011 (UNAUDITED)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	CONSOLIDATED NBC ACQUIS CORP	ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$98,432,724	$—	$—	$95,536,036	$—	$—	$2,893,959	$2,729	$—
Intercompany receivable (payable)	—	(26,113,749)	26,113,749	(129,002,595)	159,581,644	4,154,852	(32,361,615)	(2,321,459)	(50,827)
Receivables, net	82,629,277		42	27,216,435	39,418,085	106,525	15,568,282	295,626	24,282
Inventories	117,342,895	—	—	67,000,670	15,665,658	2,667,885	29,915,542	2,093,140	—
Recoverable income taxes	10,781,488	—	—	10,781,488	—	—	—	—	—
Deferred income taxes	6,016,819	—	(45,585)	1,701,404	3,392,000	—	864,000	105,000	—
Prepaid expenses and other assets	13,253,931	—	—	7,049,849	4,493,883	—	1,622,181	88,018	—

	328,457,134	(26,113,749)	26,068,206	80,283,287	222,551,270	6,929,262	18,502,349	263,054	(26,545)
PROPERTY AND EQUIPMENT, net of depreciation & amortization	38,152,067	—	—	33,000,364	784,992	135,299	3,911,401	320,011	—
GOODWILL	7,599,065	—	—	7,599,065	—	—	—	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	107,451,177	—	—	38,850,254	65,481,183	—	1,887,289	1,232,451	—
DEBT ISSUE COSTS, net of amortization	689,360	—	446,950	242,410	—	—	—	—	—
INVESTMENT IN SUBSIDIARIES	—	(24,842,491)	(126,448,446)	151,290,937	—	—	—	—	—
OTHER ASSETS	1,554,391	—	—	1,351,683	—	—	202,708	—	—

	$483,903,194	$(50,956,240)	$(99,933,290)	$312,618,000	$288,817,445	$7,064,561	$24,503,747	$1,815,516	$(26,545)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable	$14,813,703	$—	$—	$3,325,317	$11,324,178	$6,372	$35,064	$122,413	$359
Accrued employee compensation and benefits	8,750,084	—	—	6,528,355	1,441,807	—	740,089	39,833	—
Accrued interest	1,717,916	—	—	1,717,916	—	—	—	—	—
Accrued incentives	4,807,691	—	—	13,938	4,793,753	—	—	—	—
Accrued expenses	4,417,667	—	—	3,537,251	12,908	—	861,683	5,825	—
Income taxes payable	—	—	—	(82,864,706)	82,113,389	1,896,000	(1,188,639)	48,489	(4,533)
Deferred revenue	6,606,189	—	—	5,830,092	—	—	776,097	—	—
Current maturities of long-term debt	200,090,131	—	—	200,090,131	—	—	—	—	—
DIP term loan facility	124,274,524	—	—	124,274,524	—	—	—	—	—

Total current liabilities	365,477,905	—	—	262,452,818	99,686,035	1,902,372	1,224,294	216,560	(4,174)
LONG-TERM DEBT, net of current maturities	78,887	—	—	78,887	—	—	—	—	—
DEFERRED INCOME TAXES	17,230,157	—	(10,292,472)	1,544,629	24,669,000	20,000	806,000	483,000	—
LIABILITIES SUBJECT TO COMPROMISE	270,147,228	(26,113,749)	79,390,165	214,291,526	159,120	3,076	2,264,783	152,307	—
COMMITMENTS
REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—
STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,304,476	(210,382,110)	111,304,476	148,295,061	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	(95,930)	—	(95,930)		—	—	—	—	—
Retained earnings (Accumulated deficit)	(294,321,666)	185,539,719	(294,321,666)	(314,045,021)	104,485,623	5,139,113	19,862,438	(959,501)	(22,371)

Total stockholders’ equity (deficit)	(183,107,579)	(24,842,491)	(183,107,579)	(165,749,860)	164,303,290	5,139,113	20,208,670	963,649	(22,371)

	$483,903,194	$(50,956,240)	$(99,933,290)	$312,618,000	$288,817,445	$7,064,561	$24,503,747	$1,815,516	$(26,545)

December 30, 2011

Office of the United States Trustee

Subject: November Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Amanda L. Towne
Name: Amanda L. Towne
Position: Chief Accounting Officer

Sworn to and Subscribed

before me on this 30th

day of December, 2011

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR5

Accounts Reconciliation and Aging

November 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

September 30,
Accounts Receivable Reconciliation	Amount

Total Accounts Receivable at the Beginning of the Reporting Period	$44,831,260

Plus: Amounts billed during the period	15,095,102
Less: Amounts collected during the period	(18,110,510)
Less: Amounts written off or returned during the period	(9,655,587)
Less: Customer rebates applied against receivable	(313,189)
Plus (less): Miscellaneous Other	167,072

Change in accounts receivable, net	(12,817,112)

Total Accounts Receivable	32,014,148
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable,net at the End of the Reporting Period	$30,730,788

September 30,
Accounts Receivable Aging	11/30/2011

0-30 days old	6,081,465
31-60 days old	(158,011)
61-90 days old	3,512,598
Over 90 days old	22,578,096

Total Aged Accounts Receivable	32,014,148
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$30,730,788

(1) “Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.

MOR6

Payments to Professionals

November 2011

September 30,
Name	Amount
Kirkland & Ellis, LLP	$214,217
Rothschild, Inc.	1,574,464
AlixPartners, LLP	225,037
Mesirow Financial Consulting, LLC	46,044
Lowenstein Sandler PC	41,895
Kurtzman Carson Consultants, LLC	72,822
Brown Rudnick LLP	176,788
Young, Conaway, Stargatt & Taylor, LLP	22,097

Total	$2,373,364

The Professional Fees information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	November 30, 2011
MOR 7
Federal Tax I.D. #	47-0549819

Debtor Questionnaire

	September 30,	September 30,	September 30,
	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X